                      SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549-1004



                                   FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 28, 2000



                             UNIVERSAL ACCESS, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           DELAWARE                      000-28559             36-186543
  (STATE OR OTHER JURISDICTION       [COMMISSION FILE      (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)         NUMBER]        IDENTIFICATION NUMBER)



                          100 N. RIVERSIDE PLAZA,
                          SUITE 2200
                          CHICAGO, IL 60606
                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                              312-660-5000
           (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.  OTHER EVENTS

     On July 28, 2000, Universal Access, Inc. issued a press release announcing that the Board of Directors of Universal Access, Inc. approved the adoption of a Preferred Stock Rights Agreement. The press release is attached as Exhibit 99 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          Exhibit 99  Universal Access, Inc. Press Release issued July 28, 2000.








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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Universal Access, Inc.
                                                  (Registrant)

Date:  July 28, 2000

                                             By:  /s/ Patrick Shutt
                                                  -------------------------
                                             Patrick Shutt
                                             Chief Executive Officer, President











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

                                 EXHIBIT INDEX


Exhibit
Number
------
   99       Universal Access, Inc. Press Release issued July 28, 2000.











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